EXHIBIT 10.3(b)
Confidential Treatment Requested.
Confidential portions of this document have
been separately filed with the Commission.

The Boeing Company
P.O. Box 3707
Seattle, WA 98124 2207

DAL-PA-02022-LA-1104472
Delta Air Lines, Inc.
PO Box 20706
Atlanta GA 30320-6001

Subject:	Revisions to Aircraft General Terms Agreement AGTA-DAL dated October 21, 1997 (AGTA) Terms

Reference:
Purchase Agreement Nos. 2022, 2023, 2024, 2025 and 2026 (the Purchase Agreements) between The Boeing Company (Boeing) and Delta Air Lines, Inc. (Customer) relating to Model 737-632/-732/-832/-932ER, 757-232, 767-332/332ER, 767-432, 777-232IGW/-232ER/-232LR aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the AGTA and the Purchase Agreements. All terms used but not defined in this Letter Agreement shall have the same meaning as in the applicable Purchase Agreement.
The 737-900ER aircraft did not exist at the time the AGTA-DAL was signed. Customer has ordered 737-932ER aircraft and Customer and Boeing now agree to incorporate the 737-900ER model aircraft into the terms and conditions of the AGTA. In addition, Customer has never purchased and has informed Boeing that it does not intend to purchase the 737-600 model aircraft and the parties have agreed that it should be removed from the agreement.
IT IS AGREED:

1.	The 737-600 is no longer offerable under this Purchase Agreement. All references to the 737-600 are hereby deleted and shall be deemed to be of no further effect.

2.	Article 1, Definitions, Subject Matter of Sale and Annual Fleet Plan Review is amended as follows:
2.1    Airframe Price is revised to delete the word “and” after the word “737-700” and add a comma and the word “737-900ER” after the word “737-800” and now reads as follows:

DAL-PA-02022-LA-1104472                                    August 24, 2011
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“Airframe Price is defined as the price of the airframe for a model of Aircraft set forth in Table 1 to the applicable Purchase Agreement (for models 737‑700, 737‑800, 737-900ER and 777-200LR, the Airframe Price includes the Engine Price).”
2.2    Engine Price is revised to delete the word “and” after the word “737-700” and add a comma and the word “737-900ER” after the word “737-800” and now reads as follows:
“Engine Price is defined as the price set by the engine manufacturer for a specific engine model to be installed on the model of Aircraft set forth in the Tables to the applicable Purchase Agreement (not applicable to models 737-700, 737-800, 737-900ER and 777-200LR).”
2.3    Escalation Adjustment is revised to delete the word “and” after the word “737-700” and add the word “737-900ER” after the word “737-800” and now reads as follows:
“Escalation Adjustment is defined as the price adjustment to the Airframe and Optional Features Prices (and the Engine Price for models 737‑700, 737‑800, 737-900ER and 777-200LR) resulting from the calculation using the economic price formula contained in Exhibit D to this AGTA.”
2.4    Option Aircraft is revised to add a new sentence: “Upon the addition of the 737-900ER model aircraft to Purchase Agreement 2022, all remaining Options and Option Aircraft under Purchase Agreement 2022 are cancelled” so that the paragraph now reads as follows:
“Option Aircraft is defined as those Option Aircraft listed in Table 2 to the applicable Purchase Agreement and in Letter Agreement DAL-2022-LA-1105858. For historical records the Option Aircraft were initially (a) 60 model 737-632/-732/-832 Aircraft; (b) 20 model 757-232 Aircraft; (c) 10 model 767-332/-332ER Aircraft; (d) 24 model 767-432ER Aircraft; and (e) 10 model 777-232IGW Aircraft. Upon the addition of the 737-900ER model aircraft to Purchase Agreement 2022, all remaining Options and Option Aircraft under Purchase Agreement 2022 are cancelled except as specified in Letter Agreement DAL-02022-LA-1105858.”
2.5    Purchase Agreement is revised to add “/-932ER” after the word “737-632/-737/-832” and now reads as follows:

DAL-PA-02022-LA-1104472                                    August 24, 2011
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“Purchase Agreement means a purchase agreement for each of the model (a) 737‑732/‑832/-932ER, (b) 757‑232, (c) 767‑332ER/‑332, (d) 767‑432ER, and (e) 777‑2321GW/-232LR Aircraft.
2.6    Rolling Option Aircraft is revised to (i) replace the scrivener reference to “Firm Aircraft” with “Rolling Option Aircraft”; and (ii) add a new sentence: “Upon the addition of the 737-900ER model aircraft to Purchase Agreement 2022, all remaining Rolling Options and Rolling Option Aircraft under Purchase Agreement 2022 are cancelled” and now reads as follows:
“Rolling Option Aircraft is defined as those Aircraft listed in Table 2 to the applicable Purchase Agreement and are initially: (i) 280 model 737 Aircraft; (ii) 90 model 757 Aircraft; (iii) 19 model 767-300 Aircraft; and (iv) 25 model 767-400 Aircraft. Upon the addition of the 737-900ER model aircraft to Purchase Agreement 2022, all remaining Rolling Options and Rolling Option Aircraft under Purchase Agreement 2022 are cancelled.”
3.    Article 4, [***] is amended as follows:
[***]
3.1
3.2    [***]
3.3    [***]
4.    Article 5, [***] is amended as follows:
[***]
5.    Assignment.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer's becoming the operator of the Aircraft and cannot be assigned, in whole or in part, without the prior written consent of Boeing.

DAL-PA-02022-LA-1104472                                    August 24, 2011
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6.    Confidential Treatment.
The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties.  Each party will limit the disclosure of its contents to its employees with a need to know the contents for purposes of helping it perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of the other party.  Notwithstanding the foregoing, either party may disclose this Letter Agreement (i) for the purpose of regulatory requirements, including without limitation registrations and filings pursuant thereto, or as otherwise required by law, provided that the disclosing party makes commercially reasonable efforts to notify the non-disclosing party in advance of such disclosure and considers in good faith all limitations on such disclosure requested by the non-disclosing party; (ii) for the purpose of disclosure to its auditors and its legal advisors on a need to know basis who themselves agree not to further disclose such information; and (iii) to the extent such information is publicly available other than as a result of the disclosure by or on behalf of such party.

Very truly yours,

THE BOEING COMPANY

By	/s/ Mark Orenstein

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	August 24, 2011

DELTA AIR LINES, INC.

By:	/s/ Nathaniel Pieper

Its:	Vice President - Fleet Strategy & Transactions

DAL-PA-02022-LA-1104472                                    August 24, 2011
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BOEING PROPRIETARY
[***] Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.